UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                                              March 15, 2002
Date of Report (Date of earliest event reported)_______________________________


                          MAGNUM HUNTER RESOURCES, INC.


             (Exact name of registrant as specified in its charter)


         Nevada                    1-12508                    87-0462881
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


         600 East Las Colinas Boulevard, Suite 1100, Irving, Texas 75039
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code            (972) 401-0752
                                                     --------------------------


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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 15, 2002, Magnum Hunter Resources, Inc. ("Magnum Hunter") and Prize Energy Corp. ("Prize") announced the completion of the merger of the two companies, which has created a mid-cap U.S. based independent oil and gas company. The Company will continue to be named Magnum Hunter Resources, Inc. and will remain headquartered in Irving (Las Colinas), Texas.

     Magnum Hunter will distribute 2.5 shares of Magnum Hunter common stock plus $5.20 in cash for each Prize Energy share outstanding.

     Magnum Hunter issued a press release concerning this matter on March 15, 2002.


Item 7. Financial Statements and Exhibits.

(c) Exhibits

     99.1 Press Release dated March 15, 2002 issued by Magnum Hunter Resources, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MAGNUM HUNTER RESOURCES, INC.


                                              /s/ Morgan F. Johnston
                                         BY:____________________________
Morgan F. Johnston
                                              Vice President, General Counsel
                                              and Secretary



Dated: March 21, 2002